UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  _____________

                                    FORM 8-K
                                  _____________

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE     SECURITIES EXCHANGE ACT OF 1934

                                February 28, 2005
                Date of report (date of earliest event reported)

                                  _____________

                              DIGITAL FUSION, INC.
             (Exact Name of Registrant as Specified in its Charter)
                                  _____________



           Delaware                       0-24073                 13-3817344
    (State or Other Jurisdiction   (Commission File Number)     (IRS Employer
         of Incorporation)                                   Identification No.)

                  4940-A Corporate Drive, Huntsville, AL 35805
                    (Address of Principal Executive Offices)

                                 (256) 837-2620
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former address, if Changed Since Last Report)
                                  _____________


Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations
Item 1.01  Entry into a Material Definitive Agreement.

Amended and Restated Employment Agreements
------------------------------------------

     On February 28, 2005, Digital Fusion, Inc. (the "Company") entered into an Amended and Restated Employment Agreement (the "Agreement") with its Chief Executive Officer, Roy E. Crippen, III (the "Executive"). The new employment agreement supersedes the employment agreement that was previously entered into between the Company and Executive, a form of which was filed with the Commission on May 14, 2004 as an exhibit to the Company's quarterly report on Form 10-QSB (File No. 0-24073). The following summary is qualified in its entirety by reference to the text of the Agreement.

     The Agreement provides for the employment of the Executive for a period of two years commencing on February 28, 2005, unless terminated earlier pursuant to the terms of the Agreement. Under the terms of the Employment Agreement, the Executive will receive annual compensation of no less than $175,000 and participate in the Company's Executive Incentive Plan. The Company will provide for Executive's participation in the medical, dental, vision, life and disability insurance programs maintained by the Company for its employees. In addition, the Company shall pay the Executive a $125 a month allowance for telephone expenses.

     The Agreement also provides for the payment by the Company to the Executive severance payments equal to eighteen months of the Executive's current base salary plus any accrued incentive bonus upon a voluntary termination of employment for "good reason," an involuntary termination of employment without "good cause," or a voluntary termination of employment following a reduction in the Executive's duties or title occurring within 12 months after a "change in control" of the Company. Following such a termination of employment, the Executive will receive (i) all benefits that have vested under the terms of the Agreement, and (ii) health care coverage continuation rights under COBRA.

     In the event the Executive terminates his employment for other than "good reason," or the Company terminates the Executive's employment for "cause," the Executive shall not be entitled to receive any salary or other compensation or other benefits for any period after such termination. However, following such a termination of employment, the Executive will receive (i) all benefits that have vested under the terms of the Agreement, and (ii) health care coverage continuation rights under COBRA. The Agreement and all benefits provided under the Agreement will terminate immediately upon the death of the Executive, provided that the Executive's heirs and estate will receive all benefits that have vested under any written term of plan, and the Executive's dependents will receive health care coverage continuation rights under COBRA.

     The Agreement contains restrictive covenants which prohibit the Executive from (i) associating with a business that is competitive with any line of business of the Company for which the Executive provided services during the term of the Executive's employment, without the Company's consent and (ii) soliciting the Company's agents and employees during the term of the Executive's employment and for a period of eighteen months following any termination of employment.

     On February 28, 2005, Digital Fusion, Inc. (the "Company") entered into an Amended and Restated Employment Agreement (the "Agreement") with its President and Chief Operating Officer, Gary S. Ryan (the "Executive"). The new employment agreement supersedes the employment agreement that was previously entered into between the Company and Executive, a form of which was filed with the Commission on May 14, 2004 as an exhibit to the Company's quarterly report on Form 10-QSB (File No. 0-24073). The following summary is qualified in its entirety by reference to the text of the Agreement.

     The Agreement provides for the employment of the Executive for a period of two years commencing on February 28, 2005, unless terminated earlier pursuant to the terms of the Agreement. Under the terms of the Employment Agreement, the Executive will receive annual compensation of no less than $175,000 and participate in the Company's Executive Incentive Plan. The Company will provide for Executive's participation in the medical, dental, vision, life and disability insurance programs maintained by the Company for its employees. In addition, the Company shall pay the Executive a $125 a month allowance for telephone expenses.

     The Agreement also provides for the payment by the Company to the Executive severance payments equal to eighteen months of the Executive's current base salary plus any accrued incentive bonus upon a voluntary termination of employment for "good reason," an involuntary termination of employment without "good cause," or a voluntary termination of employment following a reduction in the Executive's duties or title occurring within 12 months after a "change in control" of the Company. Following such a termination of employment, the Executive will receive (i) all benefits that have vested under the terms of the Agreement, and (ii) health care coverage continuation rights under COBRA.

     In the event the Executive terminates his employment for other than "good reason," or the Company terminates the Executive's employment for "cause," the Executive shall not be entitled to receive any salary or other compensation or other benefits for any period after such termination. However, following such a termination of employment, the Executive will receive (i) all benefits that have vested under the terms of the Agreement, and (ii) health care coverage continuation rights under COBRA. The Agreement and all benefits provided under the Agreement will terminate immediately upon the death of the Executive, provided that the Executive's heirs and estate will receive all benefits that have vested under any written term of plan, and the Executive's dependents will receive health care coverage continuation rights under COBRA.

     The Agreement contains restrictive covenants which prohibit the Executive from (i) associating with a business that is competitive with any line of business of the Company for which the Executive provided services during the term of the Executive's employment, without the Company's consent and (ii) soliciting the Company's agents and employees during the term of the Executive's employment and for a period of eighteen months following any termination of employment.

     In addition, the Company awarded Mr. Ryan the follow option grants:

     a. An option to purchase One Hundred Thousand (100,000) shares of the Company's Common Stock. The price per share shall be determined on the effective date of the grant. One-third shall vest and be exercisable by the Executive immediately and the remainder shall vest at the rate of one-third on each of the first and second anniversaries of the effective date of the grant, and.


     b. Effective February 28, 2006, the Company shall award to Executive an option to purchase One Hundred Thousand (100,000) shares of the Company's Common Stock. The price per share shall be determined on the effective date of the grant. One-third shall vest and be exercisable by the Executive immediately and the remainder shall vest at the rate of one-third on each of the first and second anniversaries of the effective date of the grant.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2005

                           DIGITAL FUSION, INC.



                           By:  /s/ Roy E. Crippen, III
                                ------------------------------------------------
                                Roy E. Crippen, III, Chief Executive Officer, and Director